                           -------------------------
                             STATE STREET RESEARCH
                           -------------------------
                                  EXCHANGE FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2002

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           U.S. Economy Holds on to Growth -
                           Bonds Lead, Stocks Decline

                           PORTFOLIO MANAGERS' REVIEW
                           A Review of the Year

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                         -------------------               -------------------
                             [Dalbar logo]                    [Dalbar logo]
                                DALBAR                           DALBAR
                              RATED FOR                        MUTUAL FUND
                            COMMUNICATION                     SERVICE AWARD
                                2003                              2001
                         -------------------               -------------------
                           For Excellence                    For Excellence
                           in Shareholder                     in Shareholder
                           Communication                         Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

Investors were optimistic about the U.S. economy and the stock market early in 2002, but those hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war with Iraq, the stock market crumbled under the increasing weight of bad news.

Despite continued action on the part of the Federal Reserve Board to stimulate the U.S. economy through lower short-term interest rates-- the lowest, in fact, in 40 years--the U.S. economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. Corporate profit among S&P 500 Index companies was estimated at a meager 2.0% for the year by First Call, a Wall Street research firm.

STOCK MARKETS DISAPPOINTED AROUND THE WORLD
The S&P 500 Index returned -22.09%, its third consecutive year of negative returns and the worst three-year period for the stock market since the late 1930s.(1) All major sectors of the stock market reported negative returns. A brief rally in the fourth quarter gave investors hope that the market had bottomed. Technology and telecommunications shares, which have been the hardest-hit in this bear market, got the biggest lift in the fourth quarter. But the rally was short-lived. In December, most segments of the market gave back half of their gains. In the end it was not nearly enough to offset the losses accumulated earlier in the year.

Foreign stock markets followed the U.S., as the MSCI EAFE(R) Index, a common measure of stock market performance in major industrialized countries, returned -15.94%.(1) Returns from foreign markets to U.S. investors were helped somewhat by a weak dollar that translated into higher returns when converted from stronger foreign currencies.

HIGH-QUALITY BONDS LED THE CHARTS
As investors sought a safe haven from risk and uncertainty, the highest- quality segments of the U.S. bond market were the year's top performers. The Lehman Brothers Government/Credit Bond Index gained 11.04% for the year ended December 31, 2002.(1) Municipal and mortgage bonds also did well, although both sectors were buffeted by specific factors at different points during the year. Mortgage bonds underperformed as refinancing activity heated up during the middle of the year. Municipal bonds underperformed as concerns about budget deficits and revenue short-falls for states and municipalities mounted in the second half of the year. Corporate and high-yield bonds lagged other segments of the bond market until the fourth quarter, when they rebounded along with the stock market. Money market yields reached an all-time low as the Federal Reserve Board lowered a key short-term interest rate to 1.25% late in the year.

LOOKING AHEAD
As investors, you may be asking where the opportunities are in a stock market that has suffered three straight years of decline and a bond market where interest rates are at or near historical lows. My reply: Opportunity lies in diversification--and in markets that have been beaten down, such as growth stocks, high-yield bonds and sectors such as Health Care and Technology. But every investor is different. Now is a good time to talk to your investment professional about opportunities that make sense for your personal portfolio and risk tolerance. As always, thank you for choosing State Street Research funds.

     Sincerely,

 /s/ Richard S. Davis
     Richard S. Davis
     Chairman

     December 31, 2002

(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The MSCI EAFE(R) Index is comprised of stocks from Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi- federal corporations and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2002)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON 12/31/92(2)

12/92           $10,000
12/93            10,488
12/94            10,849
12/95            14,586
12/96            18,387
12/97            24,216
12/98            31,019
12/99            36,786
12/00            35,268
12/01            31,616
12/02            25,679

AVERAGE ANNUAL TOTAL RETURN(2)
-------------------------------------------------------------
   LIFE OF FUND
 (since 12/17/76)        10 YEARS       5 YEARS       1 YEAR
-------------------------------------------------------------
      11.86%               9.89%          1.18%       -18.78%
-------------------------------------------------------------

TOP 5 INDUSTRIES
(by percentage of net assets)

DRUGS & BIOTECHNOLOGY                   21.4%
OIL: INTEGRATED INTERNATIONAL           10.0%
RETAIL                                   7.3%
MISCELLANEOUS FINANCIAL                  7.1%
MULTI-SECTOR                             6.5%

Total: 52.3%

PORTFOLIO MANAGERS' REVIEW
Exchange Fund: A Review of the Year


[Photo of Jeffrey Lindsey]
    Jeffrey Lindsey
   Portfolio Manager

[Photo of Edward Dowd]
     Edward Dowd
  Portfolio Manager

We spoke with Jeffrey Lindsey and Edward Dowd, co- portfolio managers of State Street Research Exchange Fund, about the fund's performance for the year ended December 31, 2002, and their outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: State Street Research Exchange Fund had a challenging year. The fund returned -18.78% for the 12 months ended December 31, 2002. Although a negative return is always disappointing, it is worth noting that the fund held up somewhat better than both the S&P 500 Index and the Lipper Large-Cap Core Funds Average, which returned -22.09% and -23.49%, respectively, for the same period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Despite continued action on the part of the Federal Reserve Board to stimulate economic growth by reducing short-term interest rates to their lowest level in 40 years, the U.S. economy failed to gather enough steam to mount a meaningful recovery in 2002. Equity markets declined markedly for the third consecutive year, primarily because of economic uncertainty, corporate scandals that undermined investor confidence and increased geopolitical risks. None of the major sectors posted positive returns. Technology was the worst-performing sector.

Q: WHAT INVESTMENTS OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: The fund benefited from strong security selection in the Health Care, Consumer Staples and Energy sectors. In Health Care, Johnson & Johnson, Novartis and Pharmacia-- which rallied on its announced merger with Pfizer-- were all strong performers. During the period, we initiated positions in two new Health Care stocks, AstraZeneca and Medtronic. Among our consumer-related holdings, Anheuser-Busch, Coca-Cola, Procter & Gamble and Altria Group all posted strong relative returns in a difficult economic environment. In the energy sector, ExxonMobil and BP got a boost from increased oil prices, one consequence of turmoil in the Middle East and Venezuela. Our emphasis on Consumer Staples and Health Care helped relative performance during the year, as did our underweighting in Technology and Utilities. In Utilities, we eliminated our investment in Texas Instruments.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?
A: The portfolio's returns were dragged down by individual stock performances. Our investments in Ericsson, Applied Biosystems, J. P. Morgan Chase and IBM all detracted from portfolio returns during the year.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
A: In 2003, we expect the modest improvement in U.S. economic growth to continue. We believe that investors will get back to basics, with more of a focus on fundamentals and less emphasis on the type of corporate misdeeds that plagued the market in 2002. We believe that an increased emphasis on the quality and accuracy of corporate reporting will make it easier for investors to distinguish between fundamental strength and fundamental weakness. With that in mind, our investment strategy remains unchanged. We will continue to invest in higher-quality stocks with above-average earnings growth potential.

Q: HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF YOUR OUTLOOK?
A: We continue to emphasize Consumer Staples, Health Care and Integrated Oils stocks, which we believe have the potential to outperform in a stronger economic environment. We have underweighted Consumer Discretionary stocks, because we believe that consumer spending could slow. We have also underweighted Financial Services stocks, which could suffer if interest rates move higher, and we are underweight in Utilities.

December 31, 2002
-------------------------------------------------------------------------------

TOP 10 STOCK POSITIONS
(by percentage of net assets)

1 EXXONMOBIL                                                        7.2%
2 JOHNSON & JOHNSON                                                 5.8%
3 AMERICAN EXPRESS                                                  4.5%
4 FIRST DATA                                                        4.4%
5 WAL-MART STORES                                                   4.2%
6 ANHEUSER-BUSCH                                                    4.1%
7 ST. PAUL COS.                                                     4.0%
8 PROCTER & GAMBLE                                                  3.9%
9 MICROSOFT                                                         3.9%
J BERKSHIRE HATHAWAY                                                3.3%

These securities represent an aggregate of 45.3% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 2002, through December 31, 2002)

BEST \^/
--------------------------
PROCTER & GAMBLE
ANHEUSER-BUSCH

WORST \/
-------------------------
IBM
ERICSSON

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 2002

--------------------------------------------------------------------------------
                                                                  VALUE
                                                    SHARES      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
AUTOMOBILES & TRANSPORTATION 1.5%
AUTOMOBILES 1.5%
General Motors Corp. ............................   112,800    $  4,157,808
                                                               ------------
Total Automobiles & Transportation ..............                 4,157,808
                                                               ------------
CONSUMER DISCRETIONARY 7.3%
RETAIL 7.3%
Target Corp. ....................................   273,222       8,196,660
Wal-Mart Stores Inc. ............................   223,200      11,273,832
                                                               ------------
Total Consumer Discretionary ....................                19,470,492
                                                               ------------
CONSUMER STAPLES 14.2%
BEVERAGES 5.5%
Anheuser-Busch Inc. .............................   225,200      10,899,680
Coca-Cola Co. ...................................    87,735       3,844,548
                                                               ------------
                                                                 14,744,228
                                                               ------------
FOODS 2.3%
General Mills Inc. ..............................   138,400       6,497,880
                                                               ------------
HOUSEHOLD PRODUCTS 4.0%
Procter & Gamble Co. ............................   123,200      10,587,808
                                                               ------------
TOBACCO 2.4%
Altria Group (formerly Philip Morris Cos., Inc.)    160,300       6,496,959
                                                               ------------
Total Consumer Staples ..........................                38,326,875
                                                               ------------
FINANCIAL SERVICES 16.6%
BANKS & SAVINGS & LOAN 1.1%
J.P. Morgan Chase & Co. .........................   124,728       2,993,472
                                                               ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 4.4%
First Data Corp. ................................   330,676      11,709,237
                                                               ------------
INSURANCE 4.0%
St. Paul Cos., Inc. .............................   314,400      10,705,320
                                                               ------------
MISCELLANEOUS FINANCIAL 7.1%
American Express Co. ............................   339,531      12,002,421
Federal National Mortgage Association ...........   110,400       7,102,032
                                                               ------------
                                                                 19,104,453
                                                               ------------
Total Financial Services ........................                44,512,482
                                                               ------------
HEALTH CARE 22.4%
DRUGS & BIOTECHNOLOGY 21.4%
AstraZeneca Group PLC ADR .......................    76,000       2,666,840
Johnson & Johnson ...............................   290,230      15,588,253
Merck & Company, Inc. ...........................    92,244       5,221,933
Millipore Corp.* ................................   150,000       5,100,000
Novartis AG ADR .................................   185,384       6,809,154
Pfizer Inc. .....................................   287,342       8,784,045
Pharmacia Corp. .................................   135,000       5,643,000
Wyeth Inc. ......................................   206,944       7,739,706
                                                               ------------
                                                                 57,552,931
                                                               ------------
HOSPITAL SUPPLY 1.0%
Medtronic Inc. ..................................    60,000       2,736,000
                                                               ------------
Total Health Care ...............................                60,288,931
                                                               ------------
INTEGRATED OILS 10.0%
INTEGRATED INTERNATIONAL 10.0%
BP PLC ADR ......................................   187,702       7,630,086
ExxonMobil Corp. ................................   550,632      19,239,082
                                                               ------------
Total Integrated Oils ...........................                26,869,168
                                                               ------------
OTHER 6.5%
MULTI-SECTOR 6.5%
Berkshire Hathaway Inc. Cl. B* ..................     3,687       8,933,601
General Electric Co. ............................   344,970       8,400,020
                                                               ------------
Total Other .....................................                17,333,621
                                                               ------------
OTHER ENERGY 1.9%
OFFSHORE DRILLING 0.2%
Transocean Inc. .................................    21,148         490,634
                                                               ------------
OIL WELL EQUIPMENT & SERVICES 1.7%
Schlumberger Ltd. ...............................   109,238       4,597,827
                                                               ------------
Total Other Energy ..............................                 5,088,461
                                                               ------------
PRODUCER DURABLES 3.8%
AEROSPACE 1.6%
Boeing Co. ......................................   131,800       4,348,082
                                                               ------------
INDUSTRIAL PRODUCTS 0.2%
Agilent Technologies Inc.* ......................    29,749         534,292
                                                               ------------
MACHINERY 2.0%
Caterpillar Inc. ................................   116,800       5,340,096
                                                               ------------
Total Producer Durables .........................                10,222,470
                                                               ------------
TECHNOLOGY 10.8%
COMPUTER SOFTWARE 3.9%
Microsoft Corp.* ................................   199,945      10,337,156
                                                               ------------
COMPUTER TECHNOLOGY 4.9%
Hewlett-Packard Co. .............................   349,270       6,063,327
IBM Corp. .......................................    92,371       7,158,753
                                                               ------------
                                                                 13,222,080
                                                               ------------
ELECTRONICS 0.8%
Applera Corp. - Celera Genomics Group ...........   126,880       2,225,475
                                                               ------------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 1.2%
Intel Corp. .....................................   200,000       3,114,000
                                                               ------------
Total Technology ................................                28,898,711
                                                               ------------
UTILITIES 2.1%
TELECOMMUNICATIONS 2.1%
Vodafone Group PLC ADR ..........................   309,500       5,608,140
                                                               ------------
Total Utilities .................................                 5,608,140
                                                               ------------
Total Common Stocks (Cost $90,604,766) ..........               260,777,159
                                                               ------------

---------------------------------------------------------------------------
                                       PRINCIPAL     MATURITY      VALUE
                                         AMOUNT        DATE       (NOTE 1)
---------------------------------------------------------------------------
COMMERCIAL PAPER 2.8%
American Express Credit Corp., 1.10%   $1,003,000    1/10/2003 $  1,002,724
General Electric Capital Corp., 1.33%     344,000    1/03/2003      343,975
Merck & Company, Inc., 1.30% ........   4,864,000    1/21/2003    4,860,487
Student Loan Marketing Association,
  1.16% .............................   1,142,000    1/07/2003    1,141,779
                                                               ------------
Total Commercial Paper (Cost $7,348,965) .....................    7,348,965
                                                               ------------
Total Investments (Cost $97,953,731) - 99.9% .................  268,126,124
Cash and Other Assets, Less Liabilities - 0.1% ...............      377,056
                                                               ------------
Net Assets - 100.0% .......................................... $268,503,180
                                                               ============

Federal Income Tax Information:
At December 31, 2002, the net unrealized appreciation of
  investments based on cost for federal income tax purposes
  of $89,781,180 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ......... $183,810,536
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .........   (5,465,592)
                                                               ------------
                                                               $178,344,944
                                                               ============

----------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

ASSETS
Investments, at value (Cost $97,953,731) (Note 1) .  $268,126,124
Cash ..............................................           536
Dividends receivable ..............................       477,834
Receivable from Adviser ...........................         7,470
Other assets ......................................       114,090
                                                     ------------
                                                      268,726,054
LIABILITIES
Accrued management fee (Note 2) ...................       114,510
Accrued trustees' fees (Note 2) ...................        10,003
Accrued administration fee (Note 2) ...............         7,333
Accrued transfer agent and shareholder services
  (Note 2) ........................................         5,561
Other accrued expenses ............................        85,467
                                                     ------------
                                                          222,874
                                                     ------------
NET ASSETS
                                                     $268,503,180
                                                     ============
Net Assets consist of:
  Undistributed net investment income .............  $     48,399
  Unrealized appreciation of investments ..........   170,172,393
  Accumulated net realized loss ...................   (17,280,653)
  Paid-in capital .................................   115,563,041
                                                     ------------
                                                     $268,503,180
                                                     ============
Net Asset Value per share
  ($268,503,180 / 653,280 shares) .................  $     411.01
                                                     ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 2002

INVESTMENT INCOME
Dividends, net of foreign taxes of $52,560.......................  $  4,923,023
Interest (Note 1)................................................       111,305
                                                                   ------------
                                                                      5,034,328
EXPENSES
Management fee (Note 2)..........................................     1,568,988
Custodian fee....................................................        94,442
Administration fee (Note 2)......................................        83,579
Audit fee........................................................        36,648
Reports to shareholders..........................................        32,685
Trustees' fees (Note 2)..........................................        21,395
Transfer agent and shareholder services (Note 2).................        21,183
Legal fees.......................................................         4,605
Miscellaneous....................................................        22,523
                                                                   ------------
                                                                      1,886,048
Fees paid indirectly (Note 2)....................................          (573)
                                                                   ------------
                                                                      1,885,475
                                                                   ------------
Net investment income............................................     3,148,853
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3).................    18,801,652
Change in unrealized depreciation of investments.................   (87,422,804)
                                                                   ------------
Net loss on investments..........................................   (68,621,152)
                                                                   ------------
Net decrease in net assets resulting from operations.............  ($65,472,299)
                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                         YEARS ENDED DECEMBER 31
                                                               ---------------------------------------
                                                                     2002                   2001
------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
Net investment income .......................................      $  3,148,853           $  3,076,538
Net realized gain on investments ............................        18,801,652              6,753,443
Change in unrealized depreciation
  of investments ............................................       (87,422,804)           (55,323,156)
                                                                   ------------           ------------
Net decrease resulting from
  operations ................................................       (65,472,299)           (45,493,175)
                                                                   ------------           ------------
Dividends from net investment income                                 (3,193,325)            (3,104,828)
                                                                   ------------           ------------
Share transactions:
Net asset value of shares issued
  in payment of dividends ...................................           497,555                408,252
Cost of shares repurchased ..................................       (30,968,588)           (21,974,904)
                                                                   ------------           ------------
Net decrease from fund share
  transactions ..............................................       (30,471,033)           (21,566,652)
                                                                   ------------           ------------
Total decrease in net assets ................................       (99,136,657)           (70,164,655)
NET ASSETS
Beginning of year ...........................................       367,639,837            437,804,492
                                                                   ------------           ------------
End of year (including undistributed
  net investment income of $48,399
  and $91,838, respectively) ................................      $268,503,180           $367,639,837
                                                                   ============           ============
Number of shares:
Issued upon reinvestment of dividends                                     1,164                    828
Repurchased .................................................           (66,335)               (42,777)
                                                                       --------               --------
Net decrease in fund shares .................................          ($65,171)              ($41,949)
                                                                       ========               ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

NOTE 1

State Street Research Exchange Fund is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The fund is presently the only series of the Trust.

The investment objective of the fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles in the United States of America for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary with respect to net investment income since the fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any federal excise tax under Section 4982 of the Internal Revenue Code. The fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. At December 31, 2002, the fund had a capital loss carryforward of $17,280,653 available, to the extent provided in regulations, to offset future capital gains, if any, of which $10,168,070 and $7,112,583 expire on December 31, 2009 and 2010, respectively.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital. The fund has designated $3,193,325 as ordinary income dividends.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At December 31, 2002, there were no loaned securities.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), have entered into a contract that provides for an annual fee equal to 0.50% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2002, the fees pursuant to such agreement amounted to $1,568,988.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), a subsidiary of MetLife, provides certain shareholder services to the fund, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs. During the year ended December 31, 2002, the amount of such expenses was $8,324.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2002, the fund's transfer agent fees were reduced by $573 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $21,395 during the year ended December 31, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2002, the amount of such expenses was $83,579.

NOTE 3

For the year ended December 31, 2002, exclusive of short-term investments and U.S. government obligations, purchases and sales of securities, including $30,979,970 representing redemptions in kind, aggregated $10,245,300 and $43,339,761, respectively.

NOTE 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

At December 31, 2002, the Adviser owned 13,766 shares of the fund.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                         YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------
                                               2002                2001              2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       511.71              575.76            616.80            524.22           421.09
                                             ------              ------            ------            ------           ------
  Net investment income ($)                    4.74                4.22              4.75              4.54             5.00

  Net realized and unrealized gain
    (loss) on investments ($)*              (100.64)             (64.02)           (41.19)            92.69           103.13
                                             ------              ------            ------            ------           ------
TOTAL FROM INVESTMENT OPERATIONS ($)         (95.90)             (59.80)           (36.44)            97.23           108.13
                                             ------              ------            ------            ------           ------
  Dividends from net investment income ($)    (4.80)              (4.25)            (4.60)            (4.65)           (5.00)
                                             ------              ------            ------            ------           ------
TOTAL DISTRIBUTIONS ($)                       (4.80)              (4.25)            (4.60)            (4.65)           (5.00)
                                             ------              ------            ------            ------           ------
NET ASSET VALUE, END OF YEAR ($)             411.01              511.71            575.76            616.80           524.22
                                             ======              ======            ======            ======           ======
Total return (%)                             (18.78)             (10.35)            (4.13)            18.59            28.09

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     268,503             367,640           437,804           485,161          431,194
Expense ratio (%)                              0.60                0.57              0.55              0.55             0.56
Expense ratio after expense reductions (%)     0.60                0.57              0.55              0.55             0.56
Ratio of net investment income to
  average net assets (%)                       1.00                0.81              0.78              0.78             1.05
Portfolio turnover rate (%)                    3.32                1.44             10.51              1.04             4.52

*After provision for federal tax on
  retained capital gains at end of year          --                  --             11.01                --             9.72

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EXCHANGE TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EXCHANGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Exchange Fund (a series of State Street Research Exchange Trust, hereafter referred to as the "Trust") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Exchange Fund returned -18.78% for the 12 months ended December 31, 2002. The fund held up somewhat better than both the S&P 500 Index and the Lipper Large-Cap Core Funds Average, which returned -22.09% and -23.49%, respectively, for the same period.

The fund benefited from strong security selection in the Health Care, Consumer Staples and Energy sectors. In Health Care, Johnson & Johnson, Novartis and Pharmacia--which rallied on its announced merger with Pfizer--were all strong performers. During the period, we initiated positions in two new Health Care stocks, AstraZeneca and Medtronic. Among our consumer-related holdings, Anheuser-Busch, Coca-Cola, Procter & Gamble and Altria Group posted strong relative returns in a difficult economic environment. In the Energy sector, ExxonMobil and BP got a boost from increased oil prices, one consequence of turmoil in the Middle East and Venezuela. Our emphasis on Consumer Staples and Health Care helped relative performance during the year, as did our underweighting in Technology and Utilities. In Utilities, we eliminated our investment in Texas Instruments.

The portfolio's returns were dragged down by individual stock performances. Our investments in Ericsson, Applied Biosystems, J.P. Morgan Chase and IBM all detracted from portfolio returns during the year.

Going into the new year, we continue to emphasize Consumer Staples, Health Care and Integrated Oil stocks, which we believe have the potential to outperform in a stronger economic environment. We have underweighted Consumer Discretionary stocks, because we believe that consumer spending could slow. We have also underweighted Financial Services stocks, which could suffer if interest rates move higher, and we are underweight in Utilities.

December 31, 2002

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.

                          CHANGE IN VALUE OF $10,000
                     BASED ON THE S&P 500 INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                          INVESTED IN EXCHANGE FUND

------------------------------
  Average Annual Total Return
------------------------------
 1 Year   5 Years    10 Years
------------------------------
-18.78%    1.18%       9.89%
------------------------------

                           Exchange Fund        S & P 500 Index
           -----------------------------------------------------
           12/92             $10,000              $10,000
           12/93              10.488               11.006
           12/94              10.849               11.150
           12/95              14.586               15.335
           12/96              18.387               18.854
           12/97              24,216               25,142
           12/98              31,019               32,333
           12/99              36,786               39,132
           12/00              35,268               35,571
           12/01              31,616               31,345
           12/02              25,679               24,421

STATE STREET RESEARCH EXCHANGE TRUST
                                                                                                NUMBER OF
                                   TERM OF                                                        FUNDS
                                    OFFICE                                                       IN FUND
                                     AND                                                          COMPLEX          OTHER
                      POSITION(s) LENGTH OF                                                    OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS            HELD       TIME                                                        TRUSTEE/          HELD BY
AND AGE(a)             WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)     TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         24    Ceridian Corporation
(56)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
----------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly Senior Vice President for Finance    44    Metropolitan Series
(65)                                 1997     and Operations and Treasurer, The Pennsylvania               Fund, Inc.(d)
                                              State University
----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      44    The Clorox Company;
(70)                                 1984     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)
----------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        24    None
(58)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    44    A.P. Pharma, Inc.; and
(64)                                 1994     formerly President, The Glen Ellen Company (private          Metropolitan Series
                                              investment firm)                                              Fund, Inc.(d)
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        44    Metropolitan Series
MORTON                               1989     School of Management, Massachusetts Institute of             Fund, Inc.(d)
(65)                                          Technology
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly Partner, Dechert (law firm)         24    SEI Investments Funds
(71)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); and The
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                            Trust
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             24    None
(57)(+)                              2000     Executive Officer of State Street Research &
                                              Management Company; formerly Senior Vice President,
                                              Fixed Income Investments, Metropolitan Life
                                              Insurance Company; and Managing Director, J.P.
                                              Morgan Investment Management
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
EDWARD DOWD              Vice        Since    Vice President of State Street Research &              6     None
(35)                   President     2003     Management Company; formerly Vice President,
                                              Independence Investment LLC and equity research
                                              associate, Donaldson, Lufkin and Jenrette
----------------------------------------------------------------------------------------------------------------------------------
C. KIM GOODWIN           Vice        Since    Managing Director and Chief Investment Officer-        22    None
(43)                   President     2002     Equities of State Street Research & Management
                                              Company; formerly Chief Investment Officer-U.S.
                                              Growth Equities, American Century; and Senior Vice
                                              President and portfolio manager, Putnam Investments
----------------------------------------------------------------------------------------------------------------------------------
JEFFREY LINDSEY          Vice        Since    Managing Director of State Street Research &           6     None
(40)                   President     2003     Management Company; formerly Managing Director and
                                              Senior Vice President, Putman Investments
----------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         24    None
(48)                   President     2001     Director of State Street Research & Management
                                              Company; formerly Executive Vice President, State
                                              Street Research & Management Company; and Senior
                                              Vice President, Product and Financial Management,
                                              MetLife Auto & Home
----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    24    None
(46)                                 2001     Research & Management Company; formerly Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J.             Secretary     Since    Managing Director, General Counsel and Secretary of    24    None
MCNAMARA, III                        1995     State Street Research & Management Company;
(47)                                          formerly Executive Vice President, State Street
                                              Research & Management Company
----------------------------------------------------------------------------------------------------------------------------------
The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.
(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

STATE STREET RESEARCH EXCHANGE FUND                            ---------------
One Financial Center                                              PRSRT STD
Boston, MA 02111-2690                                            U.S. POSTAGE
                                                                    PAID
                                                                  PERMIT #6
                                                                  HUDSON, MA
                                                               ---------------
QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
Visit us at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
        Hearing-impaired: 1-800-676-7876
        Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2003 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry wide.


CONTROL NUMBER: (exp0204)SSR-LD                                   EX-1225-0203